CLEMENTE GLOBAL GROWTH FUND, INC.
LETTER TO SHAREHOLDERS                                       DECEMBER 31, 1996
==============================================================================

Dear Fellow Shareholders,

After two years of dominance by US equities, overseas markets have reclaimed the attention of global investors. Unlike 1995 when only one market - Switzerland - outperformed the United States, this time, with a surge at year end which is carrying over into 1997, a variety of equity markets are matching or surpassing US gains. With investments in 54 companies, and 20 markets, Clemente Global Growth Fund (CLM) is in the middle of this excitement. Particularly significant is CLM's 29.2% position in the newly revived emerging markets, and its portfolio of core holdings in established overseas markets.

The net asset value (NAV) of Clemente Global Growth Fund was $10.10 (ex-dividend of $0.806 per share) at the end of 1996, up 3.56% for the year, compared to gains of 13.21% for the Financial Times World Index (the FT World Index). The performance of this benchmark index relative to CLM depends in large part on its relatively high US weighting and its low exposure to emerging markets. This is not always an advantage. By year end 1996, overseas equities were outperforming the US, and the international focus of CLM was being rewarded. Through February 13 of this year, CLM's NAV was up 7.2%, versus a 2.88% rise in the FT World Index. The CLM share price was $7.50 at year end 1996, and the discount to NAV stood at 25.74%; on February 13, the price was 10% higher, at $8.25, and the discount down to 23.8%.

YEAR-END DISTRIBUTION

The Directors of CLM declared a capital gains distribution of $0.806 per share to shareholders of record as of the close of business on December 26, 1996. Including the distribution made earlier in the year, CLM paid out a total of $0.926 per share in 1996, for a dividend yield of 12.35%.

THE PORTFOLIO REVIEW

Our 14.3% allocation to the US produced some stunning performances with such stocks as INTEL (+103%), SUNTRUST BANK (+62.3%), and WORLDCOM (+56.6%). Only HEALTH MANAGEMENT ASSOCIATES (-7%) was down among US holdings. (The above individual stock returns, and the others that follow, are all measured from purchase date to December 31, 1996).

The allocation to emerging markets (29.2%) was concentrated in Latin America (18.9%) and, with the exception of the Philippines (5.1%), we stayed away from emerging markets in Asia. We enjoyed solid performances in Brazil, thanks to the telecommunications giant TELEBRAS (+36%), and the utility company CEMIG (+21%), and in Mexico, on the back of a leisure company CORPORACION INTERAMERICANA DE ENTRETENIMIENTO (+37%). The big performer in the Philippines was SOUTHEAST ASIA CEMENT (+141%), a beneficiary of the country's strong growth prospects, while two new additions, a property developer, AYALA LAND, and BANK OF THE PHILIPPINE ISLANDS, were also doing well as the year ended.

Country allocation combined with some interesting stock picks produced favorable results in Europe. We were heavily weighted in the strong
Scandinavian markets, benefiting from the rise of SCHIBSTED (+26%), a Norwegian publisher, SMEDVIG (+68), an energy play in Norway, and from the recent good showing of NESTE OY (Finland's largest company, and another play on energy), VALMET (Finland, diversified manufacturer), and TRYGG HANSA (Sweden, insurance). Elsewhere in Europe, our biggest position is in Ireland, a long-time favorite driven by economic restructuring and dynamic growth. Here we find two of our best performers, THE BANK OF IRELAND (+169%) and INDEPENDENT NEWS (+194%). In Holland, another market we have liked for some time, our long-term holding of VNU has paid off with a 108% return. Overall, we have 18 positions in Europe, and each had a positive return at the end of 1996.

Our Asia strategy was very focused. Outside the Philippines and Japan, Hong Kong was the biggest position. Expecting to benefit from China's "soft landing", and from the seemingly peaceful transition to the coming post-Deng era, we added two "red chips" (China companies trading in Hong
Kong): GUANGDONG INVESTMENTS, a diversified holding company with investments in China that range from property, infrastructure, hotel and travel services, and assorted manufacturing activities; GUANGSHEN RAILWAY, which operates the only railroad between two of the Pearl River Delta's most dynamic cities, Guangzhou and Shenzhen. A third Hong Kong holding, CHEUNG KONG INFRASTRUCTURE, heavily involved in power plants, toll roads and bridges, was up 61% at year end. Elsewhere in the region we lightened our positions in the face of export weakness and policy tightening.

Strength in North America extended to Canada, where we enjoyed some good gains in NEWBRIDGE NETWORKS (+32%), a provider of networking products for global LAN and WAN applications. Also performing well at year end were a resource company, NORANDA and a diversified holding company (POWER CORPORATION OF CANADA) with investments in financial services, resources, publishing, and communications.

The most challenging market continued to be Japan where we had a bit under 20% of our portfolio at the end of 1996. Our holdings focused on blue-chip exporters who stood to gain from the weakening yen. Among the best performers were HONDA (+18%), TDK (+44%), and CANON (+14%).

LOOKING AHEAD

The last three years, characterized as they have been by surprising strength in the US equity markets and a lingering weakness in Japan and in emerging markets, have raised some doubts about the benefits of global diversification. But these doubts will again be put to rest - if this has not already occurred after the strong overseas performances of late 1996 - as we contemplate the following: more than one-half of the world's equity market capitalization is abroad; growth is generally more robust among emerging markets; structural changes in economies and financial systems are creating exciting new opportunities for global investors; new emerging markets are appearing each year; investors in established markets will not be able to satisfy their needs by staying at home; and, like it or not, the world is linked in ways that make it almost impossible for capital to recognize the limits of national boundaries.

Early developments in 1997 demonstrate that the CLM portfolio is well positioned for what is unfolding in the new year. A benign macroeconomic environment, with steady growth and subdued inflation, is accompanied by abundant liquidity, corporate restructuring, and prospects for continued strong growth of corporate earnings. Near-term, the bets we have made remain attractive: Brazil and Mexico in Latin America; Hong Kong, China, and the Philippines in Asia; Germany, Holland, Ireland, Spain, Finland, and Norway in Europe; blue-chip exporters in Japan; Canada and the US in North America. In time , we will have to revisit ASEAN markets, as well as South Korea and Taiwan, Japanese property and financial companies, Poland and Russia in Eastern Europe.

The emerging market doldrums appear to be over, and new emerging markets are catching the attention of global investors; but these investors are also being attracted by established markets outside the US where economic recovery and economic restructuring have lagged developments in the United States. This is an environment particularly suited to CLM, and it promises to continue to produce the kind of exciting results encountered in the early weeks of 1997.

We thank you for your continued support.

Sincerely,


/s/ Lilia C. Clemente                   /s/ Leopoldo M. Clemente, Jr.

Lilia C. Clemente                       Leopoldo M. Clemente, Jr.
Chairman                                President

CLEMENTE GLOBAL GROWTH FUND, INC.
SUMMARY OF THE FUND'S DIVIDEND REINVESTMENT PLAN             DECEMBER 31, 1996
==============================================================================

The Clemente Global Growth Fund, Inc. (the "Fund") intends to distribute, at least annually, its net investment income from dividends and interest and, to the extent necessary, its net realized capital gains. Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares. Each registered shareholder of the Fund may request an Enrollment Card of the Plan. Thereafter, the Plan Agent will provide services relating to the Plan to shareholders of the Fund who complete and return the Enrollment Card to the Plan Agent.

If the Directors of the Fund declare a dividend from net investment income or capital gains distribution payable either in shares or in cash, participants in the Plan will receive shares of Common Stock, to be issued by the Fund. If the market price of the shares is equal to or exceeds the net asset value per share on the record date of any distribution (the "Record Date"), the Fund will issue to the Plan Agent for the account of participants the number of full shares, valued at net asset value, issuable with respect to the total dividend payable to participants, and cash, if any, for the excess of such total dividend not divisible into full shares of the Fund. Such shares and cash, if any, will be paid to the Plan Agent, and the Plan Agent will credit the account of the participant with such shares and cash, if any, in accordance with their respective entitlements. Shares issued by the Fund will not be issued at a discount of more than 5% from the current market value of the Fund's shares.

If the net asset value exceeds the market price of the Fund shares at the Record Date, or if the Fund should declare a dividend or distribution payable only in cash, the Fund will pay the cash amount of such dividend to the Plan Agent, who will credit the account of the participants in accordance with their respective entitlements. Accordingly, the Plan Agent, as agent for the participants, will use the amount of the distribution to purchase Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or in any event within 30 days after, the Record Date.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The   reinvestments  of  dividends  and  distributions  will  not   relieve
participants of any tax which may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 30 days before the Record Date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders. Participants may terminate participation in the Plan at any time upon giving written notice 10 days prior to the applicable dividend or distribution payment date. All correspondence concerning the Plan should be directed to American Stock Transfer & Trust Company at 40 Wall Street, 46th Floor, New York, New York 10005, Attention Shareholder Services/Clemente Global Growth Fund, Inc.

                                             CLEMENTE GLOBAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS                                     DECEMBER 31, 1996
==============================================================================

                                                                                        SHARES/PRINCIPAL
																					         AMOUNT            VALUE
																						     ------            -----

COMMON STOCK - 105.1%
 BRAZIL - 9.8%
   Banco Bradesco SA - Preferred Shares                    Financial Services.........      135,000++       $   980,753
   Companhia Energetica De Minas
     Gerais ADR                                            Utilities..................       35,000           1,192,383
   Companhia Vale Do Rio Doce ADR                          Mining.....................       65,000           1,251,087
  *Globex Utilitdades SA - Preferred Shares                Retail.....................       21,000             342,402
   Telecomunicacoes Brasileiras S.A. ADR                   Telecommunications.........       27,000           2,065,500
                                                                                                            -----------
                                                                                                              5,832,125
                                                                                                            -----------
 CANADA - 5.5%
   Newbridge Networks Corp.                                Telecommunications.........       38,800           1,096,100
   Noranda, Inc.                                           Metals.....................       47,400           1,057,217
   Power Corporation of Canada                             Holding Company............       55,700           1,118,311
                                                                                                            -----------
                                                                                                              3,271,628
                                                                                                            -----------
 FINLAND - 3.7%
   Neste Oy                                                Oil - Integrated...........       46,180           1,112,340
   Valmet Corp.                                            Industrial Machinery.......       62,690           1,092,066
                                                                                                            -----------
                                                                                                              2,204,406
                                                                                                            -----------
 FRANCE - 2.4%
   Salomon SA                                              Leisure Products...........       17,000           1,443,372
                                                                                                            -----------

 GERMANY - 4.0%
   Deutsche Telekom AG Sponsor ADR                         Telecommunications.........       16,000             326,000
   Fresenius AG - Preferred Shares                         Healthcare.................        5,130           1,049,498
   SGL Carbon AG                                           Chemicals..................        8,200           1,023,417
                                                                                                            -----------
                                                                                                              2,398,915
                                                                                                            -----------
 HONG KONG - 6.0%
   Cheung Kong Infrastructure Holdings,
     Ltd.+                                                 Construction...............      380,000           1,007,111
  *Guangshen Railway Co. Ltd. H                            Transportation.............    2,600,000           1,126,050
   Guangdong Investments                                   Financial Services.........    1,500,000           1,444,732
                                                                                                            -----------
                                                                                                              3,577,893
                                                                                                            -----------
 IRELAND - 6.0%
   Bank of Ireland                                         Financial Services.........      145,650           1,306,990
   CRH plc                                                 Building Materials.........       99,500           1,017,794
   Independent Newspapers plc                              Publications...............      254,163           1,257,600
                                                                                                            -----------
                                                                                                              3,582,384
                                                                                                            -----------
 JAPAN - 20.0%
   Canon Inc.                                              Electrical Equipment.......       75,000         $ 1,652,307
   DDI Corp.                                               Telecommunications.........          134             883,330
   Eisai Co. Ltd.                                          Pharmaceuticals............       59,000           1,157,647
   Honda Motor Co.                                         Autos......................       50,000           1,424,254
   Mitsubishi Heavy Industries, Ltd.                       Heavy Machinery............      164,000           1,298,438
   Mitsui Fudosan Co.                                      Real Estate................      106,000           1,058,165
   Namco, Ltd.                                             Leisure Products...........       34,300           1,047,880
   Nomura Securities, Co., Ltd.                            Financial Services.........       54,000             808,598
   Shiseido Co., Ltd.                                      Chemicals..................       87,000           1,003,260
   TDK Corp.                                               Electronics................       24,000           1,559,364
                                                                                                            -----------
                                                                                                             11,893,243
                                                                                                            -----------
 KOREA - 1.8%
   Samsung Display Devices Co.                             Electrical Equipment.......       19,000           1,087,065
                                                                                                            -----------

 MEXICO - 6.5%
  *Controladora Comericial  Mexicana
     SA de CV                                              Retail.....................      960,000             889,286
   Corporacion Interamericana
     Entretemiento SA                                      Leisure Products...........      547,800           1,488,796
  *Grupo Cementos Chihuahua SA DE CV                       Building Materials.........      500,000             583,109
   Hylsamex SA - BCP                                       Iron & Steel Producer......      233,000             923,105
                                                                                                            -----------
                                                                                                              3,884,296
                                                                                                            -----------
 NETHERLANDS - 3.9%
   Oce-Van Der Grinten N.V.                                Electrical Equipment.......       12,000           1,290,012
   Vernidge Nederlandse
     Uitgevbedri Verigd Bezit                              Publications...............       50,000           1,034,325
                                                                                                            -----------
                                                                                                              2,324,337
                                                                                                            -----------
 NORWAY - 4.1%
   Schibsted ASA                                           Publications...............       70,900           1,293,474
   Smedvig ASA - A Shares                                  Oil Integrated.............       41,300             897,742
   Smedvig ASA - B Shares                                  Oil Integrated.............       10,325             210,008
                                                                                                            -----------
                                                                                                              2,401,224
                                                                                                            -----------
 PERU - 2.6%
   CPT Telefonica del Peru SA B                            Telecommunications.........      820,000           1,540,650
                                                                                                            -----------

 PHILIPPINES - 5.1%
   Ayala Land Inc. - B Shares                              Real Estate................      900,000         $ 1,027,085
   Bank of Philippine Islands                              Financial Services.........      200,000           1,209,677
  *Southeast Asia Cement Holdings Co.                      Building Materials.........    7,009,780             813,292
                                                                                                            -----------
                                                                                                              3,050,054
                                                                                                            -----------
 RUSSIA - 0.9%
  *Gazprom ADR+                                            Energy Services............       30,000             529,500
                                                                                                            -----------

 SOUTH AFRICA - 2.4%
   De Beers Centenary Linked Units                         Mining.....................       49,750           1,425,874
                                                                                                            -----------

 SPAIN - 2.1%
   Vallehermoso SA                                         Real Estate................       59,000           1,267,590
                                                                                                            -----------

 SWEDEN - 1.5%
   Trygg-Hansa AB - B Shares                               Insurance..................       47,000             873,619
                                                                                                            -----------

 UNITED KINGDOM - 2.5%
   British Airport Authority plc                           Public Services............      180,000           1,483,483
                                                                                                            -----------

 UNITED STATES - 14.3%
  *Health Management Associates, Inc.                      Healthcare.................       50,000           1,125,000
   Intel Corp.                                             Semiconductors.............       23,000           3,011,563
  *Sunbase Asia, Inc.                                      Machinery..................      118,000             634,250
   Suntrust Banks, Inc.                                    Financial Services.........       34,000           1,674,500
   Worldcom, Inc.                                          Telecommunications.........       78,400           2,043,300
                                                                                                            -----------
                                                                                                              8,488,613
                                                                                                            -----------
        TOTAL COMMON STOCK (COST $54,244,905)................................................                62,560,271
                                                                                                            -----------

WARRANTS - 0.9%
 JAPAN
  *Morgan Stanley Group Nikkei 225 Index Call
     Warrant due 08/15/97 (Strike level Yen 18,158.73) (a)
     (COST $792,103)..................................................................      142,500             552,187
                                                                                                            -----------

TIME DEPOSIT - 2.5%
   Morgan Grenfell London Time Deposit
     5.00% 01/02/97 (COST $1,448,000).................................................   $1,448,000         $ 1,448,000
                                                                                                            -----------


TOTAL INVESTMENTS (COST $56,485,008) - 108.5%.........................................                      $64,560,458
                                                                                                            -----------

OTHER ASSETS IN EXCESS OF LIABILITIES - (8.5)%........................................                       (5,040,193)
                                                                                                            -----------

NET ASSETS - 100.0%...................................................................                      $59,520,265
                                                                                                            ===========

ADR  American Depositary Receipts
*    Non-Income Producing Security
+ Security restricted as to resale to institutional investors under Rule 144A of the Securities Act
++   These represent units that are equivalent to 1,000 Brazilian shares.
(a) These warrants enable a holder to realize a cash settlement value in U.S. $ equal to the greater value of (i) 0 or (ii)

     U.S. $1 x (spot Nikkei 225 Index - strike level)
     ------------------------------------------------
                4 x (Yen / U.S. $1.00)

     upon exercise of the warrants.
**   Summary of Total Investments:

                                COST          VALUE
								----          -----
Common Stock............     $54,244,905    $62,560,271
Warrants................         792,103        552,187
Short-Term Instruments..       1,448,000      1,448,000
                             -----------    -----------
Total Investments.......     $56,485,008    $64,560,458
                             ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                          DECEMBER 31, 1996
==============================================================================

ASSETS
Investments, at value (cost $56,485,008).........      $64,560,458
Cash.............................................              800
Dividends receivable.............................           39,578
Accrued interest receivable......................              201
Foreign tax reclaims.............................            1,431
Other assets.....................................            6,869
                                                       -----------
   Total Assets..................................       64,609,337
                                                       -----------

LIABILITIES
Distribution payable.............................        4,753,256
Payable for investments purchased................           99,540
Investment advisory fee payable..................           31,591
Administrative services fee payable..............           10,517
Accrued expenses payable.........................          194,168
                                                       -----------
   Total Liabilities.............................        5,089,072
                                                       -----------

NET ASSETS.......................................      $59,520,265
                                                       ===========

Net Assets consist of:
 Common stock, $0.01 par (authorized
   25,000,000 shares and 6,010,000
   shares issued, 5,892,400 shares
   outstanding of common stock)..................      $    58,924
 Paid-in Capital.................................       54,040,756
 Cost of 117,600 shares held in treasury.........        (850,032)
 Distributions in excess of net realized gains... (1,804,759) Net unrealized appreciation of investments and translation of net assets denominated
   in foreign currencies.........................        8,075,376
                                                       -----------

Net Assets.......................................      $59,520,265
                                                       ===========

Net Asset Value Per Share
 ($59,520,265 / 5,892,400 shares of
 common stock)...................................           $10.10
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                      DECEMBER 31, 1996
==============================================================================

INVESTMENT INCOME
Dividends (net of foreign withholding
 taxes of $54,643)...............................      $   680,846
Interest.........................................          138,609
                                                       -----------
   Total income..................................          819,455
                                                       -----------

EXPENSES
 Investment advisory fee.........................          319,763
 Custodian fees and expenses.....................          159,121
 Administrative services fee.....................          124,368
 Legal fee.......................................           95,135
 Directors' fees and expenses....................           73,607
 Audit fee.......................................           61,900
 Printing........................................           42,777
 Registration expenses...........................           37,038
 Transfer Agency services........................           12,908
 Insurance expense...............................            5,213
 Miscellaneous...................................           47,203
                                                       -----------
   Total operating expenses......................          979,033
                                                       -----------
Net investment loss..............................         (159,578)
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES TRANSACTIONS
Net realized gain (loss) on:
 Investments and options transactions............        3,454,734
 Foreign currency transactions...................         (222,807)
Net change in unrealized appreciation
 (depreciation) on:
 Investments and options transactions............         (859,173)
 Translation of other assets and liabilities
   denominated in foreign currencies.............              340
                                                       -----------

Net realized and unrealized gain on
 investments and foreign currencies
 transactions....................................        2,373,094
                                                       -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......................      $ 2,213,516
                                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE GLOBAL GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
==============================================================================


                                           YEAR ENDED         YEAR ENDED
                                        DECEMBER 31, 1996  DECEMBER 31, 1995
                                        -----------------  -----------------

Operations:
 Net investment loss.....................  $  (159,578)      $  (14,962)
 Net realized gain (loss) on:
  Investments and options
    transactions.........................    3,454,734        3,301,718
  Foreign currency transactions..........     (222,807)        (104,377)
 Net change in unrealized
  appreciation (depreciation) on:
  Investments and options
    transactions.........................     (859,173)        (670,316)
  Translation of net assets
    denominated in foreign currencies....          340            2,746
                                           -----------      -----------

Net increase in net assets resulting
 from operations:........................    2,213,516        2,514,809
                                           -----------      -----------

Distributions to shareholders from:
 Net realized gain on investments........   (5,474,039)      (2,950,185)
                                           -----------      -----------

Total decrease in net assets.............   (3,260,523)        (435,376)

NET ASSETS
Beginning of year........................   62,780,788       63,216,164
                                           -----------      -----------
End of year..............................  $59,520,265      $62,780,788
                                          ============      ===========

SEE NOTES TO FINANCIAL STATEMENTS

CLEMENTE GLOBAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS                                DECEMBER 31, 1996
==============================================================================

NOTE 1. ACCOUNTING POLICIES - Clemente Global Growth Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987 as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities which are traded only on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars at the foreign exchange rates obtained from an independent investment data service which reports the exchange rates as of the close of the respective non-U.S. market:

     (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at year end, resulting from changes in the foreign exchange rates.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income or net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS - The Fund will pay to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

PERCENTAGE POINT
DIFFERENCE BETWEEN
PERFORMANCE OF FUND               ADJUSTMENT     FEE AS
 AND % CHANGE IN      BASIC      TO BASIC FEE   ADJUSTED        MONTHLY
FT-ACTUARIES INDEX     FEE       (ANNUALIZED) (ANNUALIZED)      FEE RATE
------------------    -----      ------------ ------------     ----------

+10% or greater          1%          +.50%        1.50%       1/12 x  1.50%
+9                       1           +.40         1.40        1/12 x  1.40
+8                       1           +.30         1.30        1/12 x  1.30
+7                       1           +.25         1.25        1/12 x  1.25
+6                       1           +.20         1.20        1/12 x  1.20
+5                       1           +.15         1.15        1/12 x  1.15
+4                       1           +.10         1.10        1/12 x  1.10
+3                       1           +.075        1.075       1/12 x  1.075
+2                       1           +.05         1.05        1/12 x  1.05
+1                       1           +.025        1.025       1/12 x  1.025
0                        1           0            1.00        1/12 x  1.00
-1                       1           -.025        .975        1/12 x  .975
-2                       1           -.05         .95         1/12 x  .95
-3                       1           -.075        .925        1/12 x  .925
-4                       1           -.10         .90         1/12 x  .90
-5                       1           -.15         .85         1/12 x  .85
-6                       1           -.20         .80         1/12 x  .80
-7                       1           -.25         .75         1/12 x  .75
-8                       1           -.30         .70         1/12 x  .70
-9                       1           -.40         .60         1/12 x  .60
-10 or greater           1           -.50         .50         1/12 x  .50


In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

The Fund incurred $319,763 in investment advisory fees for the year ended December 31, 1996, which represents a reduction of $319,763 from the Basic Fee.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated November 20, 1996, Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Adviser, serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, RSMC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. RSMC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports.

Under the terms of the Administration and Accounting Services Agreement, the Fund has agreed to pay RSMC a monthly fee at the annual rate of 0.15% of the Fund's assets up to $100 million, 0.08% on the next $200 million, and 0.06% on the Fund's assets over $300 million, subject to a minimum fee of $65,000 per annum. For the period from November 20, 1996 through December 31, 1996, RSMC earned fees in the amount of $10,517.

Prior to November 20, 1996, Furman Selz LLC served as the Fund's administrator. Pursuant to an Administration Agreement with the Fund, the Fund agreed to pay Furman Selz LLC a monthly fee at the annual rate of 0.20% of the Fund's month end net assets. For the period from January 1, 1996 through November 19, 1996, Furman Selz LLC earned fees in the amount of $113,851.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. At December 31, 1996, the Fund has included in accrued expenses payable $17,500 in fees payable to the Fund's directors. The Fund incurred fees totaling $95,135 for the year ended December 31, 1996, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE 3. PORTFOLIO SECURITIES - Purchases and sales of securities, other than short-term investments, for the year ended December 31, 1996, were $74,802,327 and $75,363,447, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 1996 was $56,245,093 and the net unrealized appreciation of investments was $8,315,365. Net unrealized appreciation was composed of gross appreciation of $11,362,831 for those investments having an excess of value over cost, and gross depreciation of $3,047,466 for those investments having an excess of cost over value.

NOTE 4. CAPITAL STOCK - There are 25 million shares of $.01 par value common stock authorized. Of the 5,892,400 shares outstanding at December 31, 1996, the Investment Adviser owned 10,000 shares.

NOTE 5. OTHER MATTERS - The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

CLEMENTE GLOBAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS
==============================================================================

                                                                   YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------
PER SHARE OPERATING PERFORMANCE                           1996      1995      1994      1993      1992
-------------------------------                           ----      ----      ----      ----      ----


Net asset value, beginning of year.................     $10.65    $10.73    $12.36     $9.43    $10.82
                                                        ------    ------    ------    ------    ------
Net investment income (loss).......................      (0.03)     -        (0.03)     0.02      0.01
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions.....................................        0.41      0.42     (0.64)     3.56     (0.35)
                                                        ------    ------    ------    ------    ------
Total from investment operations...................       0.38      0.42     (0.67)     3.58     (0.34)
                                                        ------    ------    ------    ------    ------
Distributions to shareholders from:
 Net investment income............................        -         -         -         -        (0.02)
 Net realized capital and currency gains..........       (0.93)    (0.50)    (0.96)    (0.65)    (1.03)
                                                        ------    ------    ------    ------    ------
Total from distributions...........................      (0.93)    (0.50)    (0.96)    (0.65)    (1.05)
                                                        ------    ------    ------    ------    ------
Increase (decrease) in net asset value.............      (0.55)    (0.08)    (1.63)     2.93     (1.39)
                                                        ------    ------    ------    ------    ------
Net asset value, end of year.......................     $10.10    $10.65    $10.73    $12.36    $ 9.43
                                                        ======    ======    ======    ======    ======
Per share market value, end of year................      7 1/2     8 3/8     8 1/2    11 1/4     7 3/4
                                                        ======    ======    ======    ======    ======
Total investment return*...........................      0.64%     4.59%  (15.91)%    53.55%   (3.56)%
                                                        ======    ======    ======    ======    ======
Net assets, end of year (in 000's).................    $59,520   $62,781   $63,216   $72,830   $55,540
Ratios to average net assets/supplemental data:
 Net investment income (loss).....................     (0.25)%   (0.02)%   (0.25)%     0.16%     0.10%
 Operating expenses...............................       1.53%     1.58%     1.75%     1.68%     2.29%
Portfolio turnover rate............................    120.66%    84.98%    81.73%   125.31%    82.49%
Average commission rate paid**.....................    $0.0050      N/A       N/A       N/A       N/A



* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
** Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE GLOBAL GROWTH FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                            DECEMBER 31, 1996
==============================================================================

To the Board of Directors and Shareholders of Clemente Global Growth Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Global Growth Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Philadelphia, PA  19103
February 14, 1997

CLEMENTE GLOBAL GROWTH FUND, INC.
TAX INFORMATION (UNAUDITED)                                  DECEMBER 31, 1996
==============================================================================

By now, shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Fund.

The Fund paid distributions of $0.862713 per share from net long-term capital gains during the year ended December 31, 1996. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,082,906 as capital gain dividends for the fiscal year ended December 31, 1996.

DIRECTORS AND OFFICERS -
     LILIA C. CLEMENTE, CHAIRMAN AND DIRECTOR
     LEOPOLDO M. CLEMENTE, JR., PRESIDENT AND DIRECTOR
     ADRIAN C. CASSIDY, DIRECTOR
     THOMAS H. LENAGH, DIRECTOR
+    SAM NAKAGAMA, DIRECTOR
+    ROBERT B. OXNAM, DIRECTOR
+    G. PETER SCHIEFERDECKER, DIRECTOR
     BARON J.G.A. SIRTEMA VAN GROVESTINS, DIRECTOR
     WILLIAM H. BOHNETT, SECRETARY
     THOMAS J. PRAPAS, TREASURER
     MARIA DISTEFANO, ASSISTANT SECRETARY


----------------

+    Members of Audit Committee

-------------------------------------------------------


EXECUTIVE OFFICES -
 152 W. 57th Street, New York, NY 10019
 (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
 For shareholder inquiries, please call
 1-800-937-5449)

INVESTMENT ADVISER -
 Clemente Capital, Inc.

ADMINISTRATOR -
 Rodney Square Management Corporation

TRANSFER AGENT AND REGISTRAR -
 American Stock Transfer & Trust Company

CUSTODIAN -
 Brown Brothers Harriman & Co.

LEGAL COUNSEL -
 Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS -
 Price Waterhouse LLP

[Outside Cover -- divided into two sections]
[Left Section]

                 SUMMARY OF GENERAL INFORMATION
                 ==============================


THE FUND
Clemente Global Growth Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in small and medium sized equities located throughout the world. The Fund is managed by Clemente Capital, Inc.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Global Growth Fund, Inc. shares are published each Monday in The Wall
Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN
Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Global Growth Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

---------------------------------------------------------------------------
THIS REPORT IS TRANSMITTED TO THE SHAREHOLDERS OF CLEMENTE GLOBAL GROWTH FUND, INC. FOR THEIR INFORMATION. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR
            ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME
     TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.
---------------------------------------------------------------------------

[Right Section]


{GRAPHIC] Clemente Logo


CLEMENTE GLOBAL
GROWTH FUND, INC.



ANNUAL REPORT
=============
DECEMBER 31, 1996